EXHIBIT 10.5

HYPERCOM CANADA, LTD.

Hypercom Canada, Ltd.
BCE Place
161 Bay Street, Suite 2700
Toronto, Ontario
M5J 2S1
Phone: 416-572-2003
Fax: 416-572-2212

July 26, 2001

Mr. Hal Schultz
Security Bancorp Inc.
#3 Bldg F. 5508 First Street SE
Calgary Alberta
T2H 2W9

Dear Hal,

This Letter Agreement covers purchase of the Hypercom products discussed below and subsequent resale to Security Bancorp Inc. end-user customers within Canada. If sales of products purchased hereunder by Security Bancorp Inc. are going to be made to a third party who in turn resells the products to an end-user, then a Reseller Agreement is required instead, and this Agreement would be subject to termination by Hypercom upon notice. A "Reseller" Agreement is used at Hypercom's sole discretion to establish a purchasing relationship between Hypercom and companies who intend to resell Hypercom products to other parties, who in turn resell those Hypercom products.

This Agreement, and the pricing established herein, is based upon Security Bancorp Inc.'s noncancelable commitment to purchase and take delivery of 100 Terminal Peripherals, 500 ICE(TM) Terminals and/or ICE Peripherals during the next 12 months, beginning Aug 31/01 and ending Aug 31/02. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

The Shipping Schedule shows specific quantities, product types, and scheduled shipment dates.

Based upon the stated quantities and Shipping Schedule, pricing, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], will be as follows:

--------------------------------------------------------------------------------
[CONFIDENTIAL PORTION
DELETED AND FILED            ---------------------------------------------------
SEPARATELY WITH THE
SECURITIES AND EXCHANGE      ---------------------------------------------------
COMMISSION]
                             ---------------------------------------------------
--------------------------------------------------------------------------------
[CONFIDENTIAL PORTION        [CONFIDENTIAL PORTION      [CONFIDENTIAL PORTION
DELETED AND FILED            DELETED AND FILED          DELETED AND FILED
SEPARATELY WITH THE          SEPARATELY WITH THE        SEPARATELY WITH THE
SECURITIES AND EXCHANGE      SECURITIES AND             SECURITIES AND EXCHANGE
COMMISSION]                  EXCHANGE COMMISSION]       COMMISSION]
--------------------------------------------------------------------------------
  [CONFIDENTIAL PORTION DELETED AND FILED
SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION]
--------------------------------------------------------------------------------

      *[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

Pricing for the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] is based upon [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] pricing is based on the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. "Terminal Peripheral Product" means Hypercom-manufactured stand-alone printer or PIN Pad, not included in the ICE family of products, which is connected to a Hypercom Terminal Product.

[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. All prices are stated in and shall be paid in United States dollars. Payment terms are [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. If payment is not made within the 30-day period, Hypercom may terminate this Agreement. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


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

Hypercom's Standard Warranty Statement (Warranty), attached, is a return-to-depot warranty applicable to all products purchased hereunder. Security Bancorp Inc. ensures Hypercom that it will inform its end-user customers of the terms of the Warranty. Hypercom will not be liable for any additional warranties extended by Security Bancorp Inc. to its end-user customers beyond the scope of the Warranty.

The pricing contained herein is for Hypercom products that have been certified to comply with common carrier equipment in the United States and Canada, and applicable FCC regulations. Any sale and/or use of Hypercom products purchased hereunder outside of the United States and Canada could violate local laws, and on that basis, Hypercom limits distribution of its products purchased hereunder to that of the United States and Canada. Any sale/use outside of the United States and Canada not only violates the hardware warranty referenced herein, but constitutes cause for termination of this Agreement. Sale of Hypercom product outside of the United States and Canada requires a separate agreement. Operation of units/system remains subject to local processing requirements and applications certifications which may vary within the United States and/or in Canada.

Both parties agree to the terms and conditions of this Agreement and understand the order is non-cancelable. Additional terminals, peripherals and/or accessories not listed herein but purchased by UMV during the term of this Agreement shall also be subject to the terms hereof. All equipment must be shipped and invoiced in accordance with the Shipping Schedule. Purchase orders may accompany this Agreement or follow this Agreement, but preprinted terms and conditions contained in any purchase order shall be null and void, as are any additional terms unless specifically accepted by Hypercom in its order acknowledgment(s).

We at Hypercom appreciate this opportunity to service Security Bancorp Inc. terminal needs and look forward to a long and mutually prosperous relationship.

Sincerely,

David Howard
Senior Vice President & General Manager
Hypercom Canada Ltd

Security Bancorp Inc. must indicate acceptance within thirty (30) days of the date of this letter. This Agreement is valid only when accepted and signed by Hypercom.

Agreed this 31 day of July, 2001.

Hypercom Canada Ltd                                     Security Bancorp Inc.


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

By:                                     By:
   --------------------------------        --------------------------------
Name:                                   Name:
     ------------------------------          ------------------------------
Title:                                  Title:
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